UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2010
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	0-24497	84-1275621

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO	80237

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 757-8101
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
AIMCO Properties, L.P. (“the Partnership”) is re-issuing its historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2009, to reflect additional properties sold or classified as held for sale during the nine months ended September 30, 2010 as discontinued operations in accordance with the requirements of FASB Accounting Standards Codification 205-20, Discontinued Operations. These reclassifications have no effect on the Partnership’s reported net income available to common unitholders or funds from operations.
Additionally, the Partnership revised its reportable business segments during the three months ended March 31, 2010. The Partnership determined its investment management reporting unit no longer met the requirements for a reportable segment; and in order to provide more meaningful information regarding its real estate operations, the Partnership elected to disaggregate information for the prior real estate segment. As a result of these changes, the Partnership now has two reportable segments: conventional real estate operations and affordable real estate operations. Accordingly, the Partnership has updated Note 17 of the consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in exhibit 99.1 to be consistent with the new presentation.
As a result of the changes discussed above, the Partnership is updating “Item 6 — Selected Financial Data,” “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8 — Financial Statements and Supplementary Data.” All other information contained in the Annual Report on Form 10-K for the year ended December 31, 2009 has not been updated or modified. For more recent information regarding the Partnership, please see the Partnership’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and information filed with or furnished to the Securities and Exchange Commission since February 26, 2010.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this report:

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: November 19, 2010

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, Inc., its General Partner

/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and Chief Financial Officer

/s/ Paul Beldin
Paul Beldin
Senior Vice President and Chief Accounting Officer